FINANCIAL INSTRUMENTS	12 Months Ended
Feb. 28, 2014
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS

20. FINANCIAL INSTRUMENTS

Financial instruments are classified into one of the following categories: assets held at fair value, loans and receivables, other financial liabilities, or liabilities held at fair value.

Categories for financial assets and liabilities

The following table summarizes the carrying values of the Company's financial instruments:

	February 28,	February 28,
	2014	2013
Assets held at fair value(1)	19,011	36,802
Loans and receivables(2)	21,363	37,519
Other financial liabilities(3)	45,838	74,435
Liabilities held at fair value(4)	1,360	255

(1)	Includes cash, cash equivalents, contingent receivables and forward exchange contracts of $19

(2)	Includes trade receivables, deposits on inventory, vat receivable, and other & miscellaneous receivables

(3)	Includes accounts payable, accrued liabilities, debt facility, and lease obligations

(4)	Includes warrant liability and contingent liabilities

Fair value

The Company classifies its fair value measurements using a fair value hierarchy that reflects the significance of inputs used in making the measurements. The accounting standard establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The inputs fall into three levels that may be used to measure fair value:

Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Significant unobservable inputs which are supported by little or no market activity.

Cash and cash equivalents are measured using Level 1 inputs.

The Company's foreign exchange forward contracts are classified within Level 2 as they are based on foreign currency rates quoted by banks and other public data source. The fair values of the foreign exchange forward contracts are based upon the difference between the forward exchange rate and the contract rate with expected cash flows and effect on the consolidated statements of operations expected to occur upon settlement;

The Company's contingent receivable and contingent liabilities which have been measured using a Level 3 input, a discounted cash flow model that values the underlying assets and liabilities based on expected timing of payments and receipts;

The warrant liability is classified as Level 3. The Company used a Monte-Carlo Simulation model to estimate the fair value of the warrants. Significant assumptions used at February 28, 2014 for the warrants include a dividend yield of 0%, a 1% assumption that the fundamental transaction will happen every year, volatility of 60%, and a risk free spot rate term structure;

As at February 28, 2014, the Company held the following Level 2 and Level 3 financial instruments carried at fair value on the consolidated balance sheet.

	Level 2	Level 3	Total
Financial Assets
Foreign exchange forward contracts	19	-	19

Financial Liabilities
Warrant liability	-	1,360	1,360

As at February 28, 2013, the Company held the following Level 2 and Level 3 financial instruments carried at fair value on the consolidated balance sheet.

	Level 2	Level 3	Total
Financial Assets
Contingent receivable	-	13,843	13,843

Financial Liabilities
Contingent liabilities	-	255	255

A reconciliation of the warrant liability measured at fair value with the use of significant unobservable inputs (Level 3) for the year ended February 28, 2014 follows:

Year ended February 28, 2014
	Warrants	$

Balance at March 1, 2013	-	-
Issuance of warrants	8,932,500	6,425
Fair value adjustment - warrant liability	-	(3,235)
Exercise of warrants	(5,761,500)	(1,830)
Balance at February 28, 2014	3,171,000	1,360

Interest rate risk

Cash and cash equivalents and the Company's debt facility which has interest rates with market rate fluctuations expose the Company to interest rate risk on these financial instruments. Net interest expense, excluding deferring financing costs, recognized during the year ended February 28, 2014 was $1,128 on the Company's cash, cash equivalents, and debt facility [2013 - Expense of $1,215].

Credit risk

In addition to trade receivables and other receivables, the Company is exposed to credit risk on its cash and cash equivalents, and restricted cash in the event that its counterparties do not meet their obligations. The Company does not use credit derivatives or similar instruments to mitigate this risk and, as such, the maximum exposure is the full carrying value or fair value of the financial instrument. The Company minimizes credit risk on cash and cash equivalents by transacting with only reputable financial institutions and customers.

Foreign exchange risk

Foreign exchange risk arises because of fluctuations in exchange rates. To mitigate exchange risk, the Company may utilize forward contracts to secure exchange rates with the objective of offsetting fluctuations in our operating expenses incurred in foreign currencies with gains or losses on the forward contracts. Our foreign exchange forward contracts mature in March 2014 and have a notional value of $1,242. During the year ended February 28, 2014, the Company recorded approximately $19 of gains related to its foreign exchange forward contracts. Our foreign exchange forward contracts are over-the-counter instruments. All foreign currency gains and losses related to forward contracts are included in foreign exchange gain (loss) in the consolidated statements of operations.

As of February 28, 2014, if the US dollar had appreciated 1% against all foreign currencies, with all other variables held constant, the impact of this foreign currency change on the Company's foreign denominated financial instruments would have resulted in a decrease in after-tax net loss of $135 for the year ended February 28, 2014 [2013-increase of $42], with an equal and opposite effect if the US dollar had depreciated 1% against all foreign currencies at February 28, 2014.

Liquidity risk

A risk exists that the Company will encounter difficulty in satisfying its financial obligations as they become due. The Company manages its liquidity risk by forecasting cash flows from operations and anticipated investing and financing activities. As at February 28, 2014, the Company had cash and cash equivalents totaling $18,992 [2013-$22,959]. Based on current revenue expectations, the continuing availability of credit facilities, and other options available, the Company believes that its liquidity risk is manageable.